UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2025

APTEVO THERAPEUTICS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37746	81-1567056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 4th Avenue Suite 1050
Seattle, Washington		98121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 838-0500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 28, 2025, Aptevo Therapeutics Inc., a Delaware corporation (the “Company”), entered into an At The Market Offering Agreement (the “Sales Agreement”) with Roth Capital Partners, LLC, as sales agent (“Roth”), pursuant to which the Company may offer and sell shares of its common stock, $0.001 par value per share (the “Common Stock”), from time to time through Roth. The Company will file a prospectus supplement (the “Prospectus Supplement”) relating to the Sales Agreement with the Securities and Exchange Commission (the “SEC”) under the Company’s existing shelf Registration Statement on Form S-3 (File No. 333-284969), which was declared effective on February 26, 2025 (the “Registration Statement”). Pursuant to the Prospectus Supplement and accompanying base prospectus, dated February 26, 2025, which form a part of the Registration Statement, the Company may offer and sell shares of Common Stock having an aggregate offering price of up to $2,959,952 under the Sales Agreement (the “Shares”).

Sales of the Shares, if any, under the Prospectus Supplement and accompanying base prospectus, may be made in sales deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Roth is not required to sell any specific number or dollar amount of securities but will act as sales agent using commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations on mutually agreed terms between Roth and the Company. There is no arrangement for funds to be received in any escrow, trust or similar arrangement.

The compensation to Roth for the Shares sold pursuant to the Sales Agreement will be an amount equal to 3.0% of the gross sales price of the Shares sold under the Sales Agreement. The proceeds the Company receives from sales of the Shares, if any, will depend on the number of Shares actually sold and the offering price of such Shares. The Company has agreed to pay to Roth certain costs and expenses incident to the performance of its obligations under the Sales Agreement. The Company has also agreed to provide indemnification and reimbursement to Roth with respect to certain liabilities, including liabilities under the Securities Act or the Securities Exchange Act of 1934, as amended.

A copy of the Sales Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the material terms of the Sales Agreement is qualified in its entirety by reference to such exhibit.

Paul Hastings LLP, counsel to the Company, has issued a legal opinion relating to the Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The Shares will be sold pursuant to the Registration Statement, and offerings of the Shares will be made only by means of the Prospectus Supplement and accompanying base prospectus. This Current Report on Form 8-K shall not constitute an offer to sell or solicitation of an offer to buy the Shares, nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.

Item 2.02 Results of Operations and Financial Condition.

The information set forth below under in Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01 Other Events.

While the Company has not finalized its full financial results for the quarter ended March 31, 2025, the Company expects to report that it had approximately $2.1 million of cash and cash equivalents as of March 31, 2025. This estimate is preliminary and is subject to change pending the actual results of, and completion of, the Company's condensed consolidated financial statements for the quarter ending March 31, 2025. This amount does not reflect net proceeds of approximately $1.9 million and approximately $1.8 million received from the Company’s registered direct offerings which closed on April 4, 2025 and April 22, 2025, respectively, or any cash and cash equivalents used in the operation of the operation Company after March 31, 2025. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of March 31, 2025. The Company’s independent registered public accounting firm has not reviewed or performed any procedures with respect to this preliminary information and, accordingly, does not express an opinion or any other form of assurance about them.

This Current Report on Form 8-K contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about the Company’s expectations regarding its cash and cash equivalents balance as of March 31, 2025. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include that the Company may incur unanticipated expenses or generate lower than anticipated cash from operations, and the risks listed under the heading “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and in its subsequent filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Sales Agreement, dated as of April 28, 2025, by and between Aptevo Therapeutics Inc. and Roth Capital Partners, LLC.
5.1	Opinion of Paul Hastings, LLP.
23.1	Consent of Paul Hastings, LLP (contained in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTEVO THERAPEUTICS INC.

Date:	April 28, 2025	By:	/s/ Marvin L. White
Marvin L. White President and Cheif Executive Officer